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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 1, 2004 relating to the consolidated financial statements of SmartBargains, Inc. and its subsidiaries which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

BOSTON, MASSACHUSETTS
JULY 1, 2004